SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Definitive Proxy Statement
/X/	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

NEW FRONTIER MEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ /	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock, par value $.0001 per share

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ /	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

New Frontier Media, Inc., a Colorado corporation (the "Company"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on August 5, 2002 in connection with the solicitation of proxies for electing the board of directors of the Company at the Company's 2002 annual meeting of shareholders.

THE FOLLOWING BROCHURE WAS MAILED TO
THE COMPANY'S SHAREHOLDERS ON AUGUST 5, 2002

Why should you
vote for existing
management?

> 28 million pay television
households in just 4 years.

Why is Mark and his management team best suited to lead New Frontier Media?

Mark Kreloff
Chief Executive Officer, New Frontier Media

Mark is the proven and trusted creator of the Company's core business of satellite and cable television programming. Under his leadership, the Company has secured valuable programming distribution contracts with AOL Time Warner, Charter Communications, Comcast Corporation, Echostar Communications (Dish Network), iN DEMAND and most recently TVN. Like most media industry entrepreneurs, he is the face behind the company and a name in which cable and satellite companies place their faith and trust. Over the years, Mark has been the creative catalyst for the Company's numerous innovative pay television programming concepts.

Ken Boenish
President, The Erotic Networks

In his current role, Ken has helped build The Erotic Networks into one of the largest distributors of adult entertainment, successfully leveraging the Company's significant content and technology resources across cable television, DBS and Internet platforms. Ken joined The Erotic Networks as Senior Vice-President of Affiliate Sales in 1999.

Karyn Miller
Chief Financial Officer, New Frontier Media

Ms. Miller joined New Frontier Media in February 1999 as Chief Financial Officer. As CFO, Karyn is responsible for the financial reporting and fiscal operations of the Company. Karyn began her career at Ernst and Young in Atlanta. She graduated with honors from the University of Florida and holds both a Bachelor of Science degree and a Masters in Accounting. Karyn is a licensed CPA in the state of Colorado.

Stock Price Comparison

NOOF Monthly
7/02/02
+30%
+15%
+0%
-15%
-30%
-45%
-60%
-75%
-90%
Jul
Aug
Sep
Oct
Nov
Dec
02
Feb
Mar
Apr
May
Jun
Jul
New Frontier
Liberty
AOL
Private
Playboy

Stock Price Comparison Chart

New Frontier Media's common stock has faired well compared to other media companies such as AOL Time Warner, Private Media, Liberty Media and Playboy. The above chart provides details.

Pay Television is our core business

Management's primary focus is to grow our highly profitable and consistently stable pay television business segment. We expect to achieve carriage parity with our largest domestic pay television competitor by delivering on our five founding principles.

  Maintain the highest levels of programming quality and, through advanced technology, be the low-cost provider of pay television programming
  Deliver a memorable adult pay television experience for our consumers
  Provide adult pay television services for every segment of the cable television and DBS marketplace without prejudice to editing standard
  Develop unique programming services such as Erotic Television Clips by leveraging our Media Asset Management technologies
  Develop unique pay television brand identities through interstitial content that is youthful, humorous and innovative; designed to differentiate and gain consumer loyalty

What is our strategy to turn around the Internet business?

  Refocus web site development efforts on high quality content that is deep and relevant (please visit www.ten.com)
  Direct our efforts to Broadband internet households (high speed internet connections)
  Establish retail pricing that is not driven by the cost of prohibitively expensive adult web master traffic and that is more consistent with other electronic content subscription pricing
  Develop a sophisticated pay-per-click search engine that we can direct newly purchased portal traffic as well as our own exit traffic
  Relocate all of our key web development, engineering and sales functions from Los Angeles, California to Boulder, Colorado
  Outsource costly and operationally-challenging credit card processing and customer service functions
  Rebuild Internet traffic through partnership marketing strategies with mainstream companies and major search-engine portals and web properties

Management's Pledge to You:

  We will remain focused on supporting and developing our existing affiliate relationships through the deployment of new multi-channel services (i.e. Video on Demand) and marketing programs which maximize buy rates
  We will always be fiscally conservative
  We will seek growth through increased distribution and new product launches
  We will keep debt at manageable levels and will utilize stock currency only when it properly reflects the Company's true value
  We will never risk the viability of our pay television franchise with a new venture, acquisition or product line that is outside of our core competency

Mark H. Kreloff
Chief Executive Officer, New Frontier Media

Company Milestones

1997

  New Frontier Media transitions from a reference software publisher to a pay television company

1998

  New Frontier Media acquires C-Band satellite business
  TeN Launches

1999

  Pleasure launches

2000

  ETC launches
  Comcast deal signed
  Extasy launches on Dish
  Time Warner deal signed
  www.ten.com launches

2001

  Cable One deal signed
  RCN deal signed

2002

  Charter Communications launches
  Addressable Household reach: 28.5 million

Your Board of Directors

Dr. Skender Fani
Melissa Hubbard
Alan Isaacman
Mark Kreloff
Michael Weiner
Koung Wong
Hiram Woo

30 mil
25 mil
20 mil
15 mil
10 mil
5 mil
21.0
23.9
25.0
25.7
28.0
29.7
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02

Quarterly Addressable Subscriber Growth in Millions

NEW FRONTIER MEDIA HAS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION RELATING TO THE SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF NEW FRONTIER MEDIA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS. NEW FRONTIER MEDIA STRONGLY ADVISES ALL NEW FRONTIER MEDIA SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. THE DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN NEW FRONTIER'S PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT, FILED ON JULY 24, 2002.